GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2025
Government Assistance [Abstract]
GOVERNMENT GRANTS	GOVERNMENT GRANTS
The Company recognizes the benefit of government grants when they are probable of being received and the specified conditions associated with the grants have been satisfied. Grants for capital investments are generally recognized as deferred income on the Consolidated Balance Sheets, then amortized to income over the life of the related assets. Grants for other expenses are recognized as reductions of the related expense over the period incurred.
In 2024, the Company entered into an agreement to receive government grants from a non-Irish government entity. The grants will be recognized over the term of the agreement beginning in 2024 through 2033. The terms of the agreement and the commitments made by the Company and the government entity have been omitted because they are legally prohibited from being disclosed. Under the agreement, for the years ended December 31, 2025 and 2024, the Company reduced Selling and administrative expense by $15 million and $1 million, respectively, on the Consolidated Statements of Income. As of December 31, 2025 and 2024, the Company recognized unamortized deferred income of $67 million and $9 million, respectively, within Other noncurrent liabilities and Other current liabilities, respectively, on the Consolidated Balance Sheets.
For the year ended December 31, 2023, government grants did not have a material impact on the consolidated financial statements.